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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): October 16, 2006


                             ADEPT TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     0-27122                  94-2900635
(State or other jurisdiction   (Commission file number)      (I.R.S. Employer
     of incorporation)                                    Identification Number)


               3011 Triad Drive
                Livermore, CA                                     94550
  (Address of principal executive offices)                      (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (925) 245-3400

                                      None
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01. Entry into a Material Definitive Agreement

Determination and Adjustment of Performance Options granted to Mr. Robert Bucher
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Per Terms of Performance Options
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     On October 16, 2006, the Compensation Committee of the Board of Directors
of Adept Technology, Inc. ("Adept" or the "Company") determined that Robert Bucher, Adept's Chief Executive Officer, attained performance objectives for the second half of Adept's 2006 fiscal year applicable to the May 5, 2006 grant of options to purchase up to 65,000 shares of Adept's Common Stock under the 2003 Stock Option Plan (the "Performance Options") to the extent that the Performance Options be exercisable to purchase up to 60,000 shares of Adept common stock, subject to time-based vesting as described below. The option agreement with respect to such Performance Options correspondingly reflects the determination regarding the number of shares for which the Performance Options are exercisable in substantially the form attached as an exhibit to this Report on Form 8-K. Per the terms of the Performance Option, 6/48th of the Performance Options vest on October 16, 2006 (the date on which Adept's Compensation Committee has determined that specified performance objectives have been met and defined the number of shares for which the option is exercisable). Thereafter, the Performance Options vest at 1/48th of the total number of shares subject to the options per month in equal installments.

     The performance objectives include specified financial objectives (including revenue and EBIT goals) as well as certain corporate strategic goals included in Exhibit 10.2 of the Company's Report on Form 8-K dated May 9, 2006.


Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits

     10.1 Option Agreement for Robert Bucher, as amended.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         ADEPT TECHNOLOGY, INC.


Date: October 19, 2006                                   By: /s/ Steven L. Moore
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                                                         Steven L. Moore
                                                         Chief Financial Officer